UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2013

HOMETRUST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (828) 259-3939

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of HomeTrust Bancshares, Inc. (the “Company”) held on January 17, 2013, the Company’s stockholders approved the Company’s 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).  A description of the Omnibus Incentive Plan is contained in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2012 under the heading “Proposal II Approval of the Omnibus Incentive Plan” and is incorporated herein by reference, and a copy of the Omnibus Incentive Plan is attached to that proxy statement as Appendix A and is also incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

As noted above, on January 17, 2013, the Company held its Annual Meeting.   The voting results of the Annual Meeting are as follows:

Proposal 1:    Election of four directors, each for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Sidney A. Biesecker	12,989,211	3,412,730	3,248,608
Robert G. Dinsmore, Jr.	13,961,834	2,440,107	3,248,608
Larry S. McDevitt	11,705,855	4,696,086	3,248,608
Peggy C. Melville	11,841,242	4,560,699	3,248,608

The Company’s directors are elected by a plurality of the votes cast.  Accordingly, each of the nominees named above was elected.

Proposal 2:	Approval of the HomeTrust Bancshares, Inc. 2013 Omnibus Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,935,967	5,425,801	40,173	3,248,608

The vote required to approve this proposal was the affirmative vote of the holders of a majority of the 21,160,000 shares of the Company’s common stock outstanding as of the voting record date for the Annual Meeting.  Accordingly, this proposal was approved.

Proposal 3:	Approval of the HomeTrust Bancshares, Inc. Tax Benefits Preservation Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes

11,451,613	4,840,975	109,353	3,248,608

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal 4:	Ratification of the Appointment of Dixon Hughes Goodman LLP as the Company’s Independent Auditors for the Fiscal Year Ending June 30, 2013

Votes For	Votes Against	Abstentions	Broker Non-Votes

19,110,678	182,507	357,364	0

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

10.1
HomeTrust Banchares, Inc. 2013 Omnibus Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on December 5, 2012 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: January 22, 2013	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
HomeTrust Banchares, Inc. 2013 Omnibus Incentive Plan (attached as Appendix A to the Company’s definitive proxy statement for the Annual Meeting filed with the SEC on December 5, 2012 and incorporated herein by reference)